UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2005

MAYOR’S JEWELERS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-9647	59-2290953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14051 Northwest 14th Street, Suite 200

Sunrise, Florida 33323

(Address of Principal Executive Offices)

954-846-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On August 8, 2005, Mayor’s Jewelers, Inc. (the “Company”) issued a press release that reported financial results for the first fiscal quarter ended June 25, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Current Report is being furnished pursuant to Item 2.02 Results of Operations and Financial Condition. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly stated by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

As described in Item 2.02 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press release of the Company dated August 8, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYOR’S JEWELERS, INC.

By:	/s/ Lawrence R. Litowitz
Name:	Lawrence R. Litowitz
Title:	Principal Accounting Officer

Dated: August 10, 2005

Exhibit Index

Exhibit No.	Description
99.1	Press release of the Company dated August 8, 2005